OPPENHEIMER EMERGING TECHNOLOGIES FUND
                    Supplement dated February 14, 2001 to the
                       Prospectus dated February 14, 2001


         The Prospectus is changed by adding the following section in "About Your Account - How to Buy Shares" before the sub-section entitled "How Can You Buy Class A Shares?":

         In addition to paying dealer the regular sales concessions for sales of Class A, Class B and Class C shares described in the Prospectus, the Distributor will pay a special concession to A.G. Edwards & Sons, Inc. ("AGE") on purchase orders for shares of the Fund submitted from February 1, 2001, through April 16, 2001 (the concession period), for Individual Retirement Accounts for which AGE is the dealer of record, including OppenheimerFunds-sponsored IRAs and AGE prototype IRAs. The concession applies to qualifying purchases of shares during the concession period to establish new IRAs as well as to make additional contributions to existing IRAs. The special concession does not apply to purchases intended but not yet made under a Letter of Intent or to purchases made with the proceeds of a redemption or exchange from an account(s) in one or more of the Oppenheimer funds. During the concession period the Distributor will reallow to AGE the full commission on qualifying purchases of Class A shares and will advance to AGE from the Distributor's own resources an additional 0.50% on qualifying sales of Class B shares and 0.25% on qualifying sales of Class C shares.


February 14, 2001                                                      765PS004